EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of InFocus Corporation (the “Company”) on Form 10-K for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John V. Harker, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ John V. Harker
John V. Harker
Chairman of the Board and
Chief Executive Officer
InFocus Corporation
March 10, 2004

This certification is made solely for the purpose of 18 U.S.C. Section 1350, and not for any other purpose.  A signed original of this written statement required by Section 906 has been provided to InFocus Corporation and will be retained by InFocus Corporation and furnished to the Securities and Exchange Commission or its staff upon request.